STATEMENT OF CHANGES IN STOCKHOLDERS' EQUITY (USD $)	Total	Common Stock [Member]	Additional Paid-in Capital [Member]	Accumulated Deficit during Development Stage [Member]
Balance at Jul. 01, 2013	$ 0	$ 0	$ 0	$ 0
Balance (in shares) at Jul. 01, 2013		0
Issuance of common stock	2,000	2,000	0	0
Issuance of common stock (in shares)		20,000,000
Additional paid-in capital	257	0	257	0
Net loss	(657)	0	0	(657)
Balance at Dec. 31, 2013	$ 1,600	$ 2,000	$ 257	$ (657)
Balance (in shares) at Dec. 31, 2013		20,000,000